INVESTMENT AND OTHER REVENUE	12 Months Ended
Dec. 31, 2022
Revenue [abstract]
INVESTMENT AND OTHER REVENUE	COMMERCIAL PROPERTY REVENUE
The components of commercial property revenue are as follows:

(US$ Millions) Years ended Dec. 31,	2022	2021	2020
Base rent	$3,153	$3,462	$3,613
Straight-line rent	25	25	133
Lease termination	27	68	27
Other lease income(1)	662	662	627
Other revenue from tenants(2)	982	946	997
Total commercial property revenue	$4,849	$5,163	$5,397
(1)Other lease income includes parking revenue and recovery of property tax and insurance expense from tenants.
(2)Consists of recovery of certain operating expenses and other revenue from tenants which are accounted for in accordance with IFRS 15.

As a result of pandemic-related closures and restrictions, certain of the partnership’s tenants, primarily in the Core Retail segment, requested rental assistance, in the form of either a deferral or rent reduction. Lease concessions granted in response to the pandemic are accounted for as a lease modification and are recognized prospectively over the remaining lease term when they become legally enforceable. In the current period, the partnership granted abatements of $13 million (2021 - $82 million)
for the twelve months ended December 31, 2022, primarily related to prior year rents in response to tenants impacted by the pandemic.

The partnership leases properties under operating leases generally with lease terms of between 1 and 15 years, with options to extend. Minimum rental commitments under non-cancellable tenant operating leases are as follows:

(US$ Millions)	Dec. 31, 2022	Dec. 31, 2021
Less than 1 year	$2,933	$2,776
1-5 years	9,266	9,029
More than 5 years	8,559	8,522
Total	$20,758	$20,327
INVESTMENT AND OTHER REVENUE
The components of investment and other revenue are as follows:

(US$ Millions) Years ended Dec. 31,	2022	2021	2020
Investment income	$518	$476	$177
Fee revenue	285	255	228
Dividend income	114	77	44
Interest income and other	88	56	45
Total investment and other revenue	$1,005	$864	$494